UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 3, 2006

                                     ------

                            R&G FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                   PUERTO RICO
                 (State or other jurisdiction of incorporation)

            001-31381                                    66-0532217
     (Commission File Number)               (I.R.S. Employer Identification No.)

                            280 JESUS T. PINERO AVE.
                      HATO REY, SAN JUAN, PUERTO RICO 00918
              (Address of principal executive offices and zip code)

                                 (787) 758-2424
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01      OTHER EVENTS.

R&G Financial Corporation (the "Company") wishes to clarify and supplement statements attributed to its Chairman and Chief Executive Officer, Victor J. Galan, which appeared in an article in the June 15, 2006 issue of CARIBBEAN BUSINESS. The article concerned the status of the restatement of the Company's consolidated financial statements for the years ended December 31, 2002 through 2004, certain civil litigation involving the Company and positive results from R-G Crown, the Company's Florida banking subsidiary. The article attributes certain remarks to Mr. Galan regarding the status of the restatement process and the Company's intentions with respect to the litigation.

The Company believes that it is unlikely that the restatement of its consolidated financial statements for the years ended December 31, 2002 through 2004 will be completed by the end of this summer. The Audit Committee and the Board of Directors are actively reviewing the restatement process and the timetable for completing the restatement and filing of its consolidated financial statements for the years ended December 31, 2002 through 2004 and for filing its 2005 and 2006 public reports. The Company currently is undergoing a replanning process with respect to the restatement and currently expects that the restatement will be completed during the fourth quarter of 2006. The Company expects to provide by the end of July additional information with respect to the timing and status of the restatement and information with respect to the Company's operational data through the second quarter of 2006.

With respect to the civil litigations that have been brought against the Company, the Board of Directors has delegated the responsibility for overseeing the litigations and determining the Company's strategy to a committee of the Board. As a result of scheduling orders entered in those litigations, the Company expects that plaintiffs in the actions will file amended complaints after the issuance of the restatement. The committee overseeing the litigations and the Company intend to defend vigorously against the actions that have been brought, including possibly seeking a dismissal of the actions and exploring a resolution through settlement on terms favorable to the Company.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            R&G FINANCIAL CORPORATION



Date:  July 3, 2006

                                             By: /s/ Vicente Gregorio
                                                --------------------------------
                                                Vicente Gregorio
                                                Chief Financial Officer



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